Exhibit 10.8

ADDENDUM TO CONVERTIBLE DEBENTURE AND WARRANT TO PURCHASE
COMMON STOCK

This Addendum to Convertible Debenture and Warrant to Purchase Common Stock (“Addendum”) is entered into as of the 16th day of December 2005 by and between Material Technologies, Inc., a Delaware corporation (“Material”), and Golden Gate Investors, Inc., a California corporation (“GGI”).

WHEREAS, GGI and Material are parties to that certain 5 ¼ % Convertible Debenture dated as of December 16, 2005 (“Debenture”); and

WHEREAS, GGI and Material are parties to that certain Warrant to Purchase Common Stock dated as of December 16, 2005 (“Warrant”); and

WHEREAS, the parties desire to amend the Debenture and Warrant in certain respects.

NOW, THEREFORE, in consideration of the mutual promises and covenants contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Material and GGI agree as follows:

  All terms used herein and not otherwise defined herein shall have the definitions set forth in the Debenture or the Warrant.

  The Deadline shall be the 120th day after the Registration Statement is filed with the SEC.

  The Warrant shall be for 4,000,000 Warrant Shares. Holder shall exercise the Warrant for that number of Warrant Shares equal to 100 times the dollar amount of the Debenture being converted. Provided, however, at anytime after one year from the Closing Date, Holder may elect to convert the Debenture only, without exercising the related Warrants, and in such case, the number of Common Shares that Holder receives upon conversion of the Debenture shall be the amount of the Debenture being converted divided by the Conversion Price.

  Except as specifically amended herein, all other terms and conditions of the Debenture and Warrant shall remain in full force and effect.

IN WITNESS WHEREOF, Material and GGI have caused this Addendum to be signed by its duly authorized officers on the date first set forth above.

Material Technologies, Inc.                                            Golden Gate Investors, Inc.

By: /s/ Robert M. Bernstein                                            By: /s/ Travis Huff

Name:     Robert M. Bernstein                                       Name:    Travis Huff

Title:   Chief Executive Officer                                        Title:      Portfolio Manager